EXHIBIT 10.1

6295 Northam Drive, Unit 8 Mississauga, Ontario L4V 1W8 T: 905.673.8501 • F: 905.673.9865

December 21, 2010

Chandra Panchal
303 Baffin, Dollard Des-Ormeaux
Quebec H9A 3G4 Canada

Re:	Lock-Up Agreement Dated March 23, 2010 between CardioGenics Holdings Inc. and Chandra Panchal (the “Lock-up Agreement”)

Dear Chandra:

This will confirm our understanding that the Lock-Up Agreement, pursuant to which you agreed to lock-up 125,742 shares of CardioGenics common stock held by you in accordance with the terms of the Lock-Up Agreement, is hereby terminated as of the date of this letter.

If the foregoing accurately reflects our understanding regarding the termination of the Lock-Up Agreement, please indicate your agreement and acceptance by signing in the space provided below and returning the signed copy of this letter to me.

Very truly yours,
CARDIOGENICS HOLDINGS INC.

By:	/s/ Yahia Gawad
Name: Yahia Gawad
Title: Chief Executive Officer
Date: December 21, 2010

AGREED AND ACCEPTED:

By:	/s/ Chandra Panchal
Chandra Panchal
Date: December 21, 2010